Share-based payment arrangements - Summary of Measurement of Fair Values and Inputs (Details) - Performance Based Share Units	6 Months Ended
Jun. 30, 2026 $ / shares
Disclosure of terms and conditions of share-based payment arrangement [line items]
Fair value at grant date (weighted average) (in usd per share)	$ 1.83
Share price at grant date (in usd per share)	$ 3.55
Expected volatility	45.00%
Expected term	10 years
Risk-free rate	4.25%